SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 1, 2001
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                                    PDI, INC.
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             (Exact name of Registrant as specified in its charter)

            DELAWARE                      0-24249               22-2919486
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

         10 Mountainview Road,
        Upper Saddle River, NJ                                    07458
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(Address of principal executive office)                         (Zip Code)

                                 (201) 258-8450
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               Registrant's telephone number, including area code:

                          Professional Detailing, Inc.
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          (Former name or former address, if changed since last report)
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Item 5. Other Events

      On October 1, 2001 PDI, Inc. (the "Company") effected an amendment to the Company's Certificate of Incorporation (a) changing the Company's name from Professional Detailing, Inc. to PDI, Inc.; and (b) increasing the Company's authorized common stock from 30 million shares to 100 million shares. These changes were approved by the Company's stockholders at the Company's 2001 Annual Meeting of Stockholders.

Item 7 (c). Exhibits

      Exhibit #         Description of Exhibit
      ---------         ----------------------

      99.01 Certificate of Amendment of Certificate of Incorporation effective October 1, 2001


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PDI, INC.


                                        By: /s/ Charles T. Saldarini
                                           -------------------------------------
                                           Charles T. Saldarini, Vice Chairman
                                             and Chief Executive Officer

Date: October 2, 2001


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